Exhibit 99.28

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-J

KEY PERFORMANCE FACTORS
August 31, 1999



        Expected B Maturity                                         9/15/04


        Blended Coupon                                              5.4393%


        Excess Protection Level
          3 Month Average   5.74%
          August, 1999   5.96%
          July, 1999   6.05%
          June, 1999   5.22%


        Cash Yield                                  18.20%


        Investor Charge Offs                         4.78%


        Base Rate                                    7.47%


        Over 30 Day Delinquency                      4.81%


        Seller's Interest                            7.19%


        Total Payment Rate                          14.37%


        Total Principal Balance                     $46,158,397,644.87


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $3,316,578,126.38